As filed with the Securities and Exchange Commission on September 16, 2004
Investment Company Act File No. 811-21635

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No. ___

_________________

MOUNT YALE OPPORTUNITY FUND, LLC

(Exact name of Registrant as specified in Charter)

8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (952) 897-5390

_________________

c/o John L. Sabre
MOUNT YALE ASSET MANAGEMENT, LLC
8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437

(Name and address of agent for service)

_________________

Copy to:
Matthew L. Thompson, Esq.
Faegre & Benson LLP
2200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

_________________

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in Registrant.

CROSS REFERENCE SHEET
PARTS A AND B OF PROSPECTUS

Item No.	Caption	Location in Private Offering Memorandum
1.	Outside Front Cover Page	Outside Front Cover Page

2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page

3.	Fee Table and Synopsis	Summary of Terms; Summary of Company Expenses; Fees and Expenses

4.	Financial Highlights	Not applicable

5.	Plan of Distribution	Subscription for Interests

6.	Selling Shareholders	Not applicable

7.	Use of Proceeds	Not applicable

8.	General Description of the Registrant	Outside Front Cover Page; Summary of Terms; The Company; Investment Program; Additional Information and Summary of Limited Liability Company Agreement; Investment Practices and Related Risk Factors; Additional Risk Factors

9.	Management	Board of Managers

10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Accounts and Allocations

11.	Defaults and Arrears on Senior Securities	Not applicable

12.	Legal Proceedings	Not applicable

13.	Table of Contents of the Statement of Additional Information	Not applicable

14.	Cover Page of SAI	Not applicable

15.	Table of Contents of SAI	Not applicable

16.	General Information and History	Not applicable

17.	Investment Objective and Policies	Investment Program; Investment Practices and Related Risk Factors

18.	Management	Board of Managers; The Adviser; The Advisory Agreement and the Management Agreement

19.	Control Persons and Principal Holders of Securities	Not applicable

20.	Investment Advisory and Other Services	The Adviser; The Advisory Agreement and the Management Agreement

21.	Brokerage Allocation and Other Practices	Brokerage

22.	Tax Status	Tax Aspects

23.	Financial Statements	Filed herewith

Copy Number: ____________

MOUNT YALE OPPORTUNITY FUND, LLC

PRIVATE OFFERING MEMORANDUM
dated September 1, 2004

Investment Adviser:

MOUNT YALE ASSET MANAGEMENT, LLC
8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437
(952) 897-5390

        In making an investment decision, investors must rely upon their own examination of Mount Yale Opportunity Fund, LLC and the terms of the offering, including the merits and risks involved. The limited liability company interests (“Interests”) of Mount Yale Opportunity Fund, LLC have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Offering Memorandum or the merits of an investment in the Interests offered hereby. Any representation to the contrary is a criminal offense.

TO ALL INVESTORS

        Interests are subject to investment risks, including the possible loss of the full amount invested.

        Interests in Mount Yale Opportunity Fund, LLC, which are described in this Private Offering Memorandum have not been and will not be registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state. The offering contemplated by this Private Offering Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. In the future, this offering may be registered under the 1933 Act and applicable state securities laws without further approval of investors.

        This Private Offering Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Mount Yale Opportunity Fund, LLC that are inconsistent with those contained in this Private Offering Memorandum. Prospective investors should not rely on any information not contained in this Private Offering Memorandum or the exhibits hereto.

        This Private Offering Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing, each Member (and each employee, representative or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

        Prospective investors should not construe the contents of this Private Offering Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in Mount Yale Opportunity Fund, LLC for such investor.

        These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement of Mount Yale Opportunity Fund, LLC, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment.

FOR GEORGIA RESIDENTS ONLY

        These securities have been issued or sold in reliance on paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

i

SUMMARY OF TERMS

        The following summary is qualified entirely by the detailed information appearing elsewhere in this Private Offering Memorandum (the “Offering Memorandum”) and by the terms and conditions of the Limited Liability Company Agreement of Mount Yale Opportunity Fund, LLC (the “Company Agreement”), which appears as Appendix A. You should read the Offering Memorandum and the Company Agreement carefully before investing and retain them for future reference.

The Company	Mount Yale Opportunity Fund, LLC (the “Company”) is a Delaware limited liability company formed on May 26, 2004 that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company.

Investors who purchase limited liability company interests in the Company (“Interests”) in the offering, and other persons who acquire Interests and are admitted to the Company by its Board of Managers (the “Board of Managers”), will become members of the Company (“Members”).

The Company is a specialized investment vehicle that may be referred to as a “registered private investment fund.” It is similar to an unregistered private investment fund in that Interests in the Company are sold in relatively large minimum denominations in a private placement solely to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

Investment Program	The Company’s investment objective is to generate capital appreciation while managing the risk of loss and minimizing downside volatility. The Company intends to pursue this objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies.

The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities (collectively, “Financial Instruments”).

The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Company’s assets to be allocated to each Portfolio Manager. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies. The Adviser may, without any notice to investors, reallocate Company assets among Portfolio Managers or may terminate or engage new Portfolio Managers. (See “Summary of Terms — The Adviser”)

Portfolio Manager Selection Process.

The Adviser is responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Company’s assets among Portfolio Managers, and providing risk management services. The Adviser evaluates Portfolio Managers, reviews ongoing performance of Portfolio Managers, analyzes the various strategies used by Portfolio Managers and monitors risk management.

In allocating Company Assets, the Adviser first determines the general investment strategies to be employed in the Company’s investment portfolio. The various strategies employed will vary from time to time in the Adviser’s discretion based on its analysis of which strategies are most likely to be successful under certain market conditions. In selecting the investment strategies to be employed, the Adviser will consider a number of factors including without limitation, recent performance of the investment strategy, anticipated market conditions, and the diversification of strategies in the Company’s investment portfolio.

After determining the investment strategies to be employed, the Adviser selects Portfolio Managers that utilize such strategies. In determining which Portfolio Managers to engage, the Adviser will consider a number of qualitative and quantitative factors, including, without limitation: evaluation of a Portfolio Manager’s experience and professional background; analysis of a Portfolio Manager’s investment strategy, style and process; review of a Portfolio Manager’s key investment personnel; historical performance and return patterns; analysis of drawdowns; correlation pattern with other managers and markets; several different risk and return measures; the Portfolio Manager’s assets under management and capacity; review of a Portfolio Manager’s risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund managed by the Portfolio Manager.

The Adviser regularly evaluates each Portfolio Manager to determine whether its investment program is consistent with the Company’s investment objective and whether its investment performance is satisfactory.

Portfolio Funds.

Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include private investment limited partnerships, joint ventures, investment companies and similar investment vehicles managed by Portfolio Managers. It is expected that the Portfolio Funds in which the Company invests will not be registered under the 1940 Act.

Portfolio Fund Investment Practices.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Company may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers’ investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Portfolio Funds in which the Company invests are not subject to the investment restrictions of the Company and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments.

During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments And Related Risk Factors — Money Market Instruments.”)

The Company’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Company or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, the use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses. Investors should consider the Company as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Company could lose some or all of their investment.

Borrowing and Leverage	The Company is authorized to borrow money for investment purposes. In addition, the Company is authorized to borrow money to meet repurchase requests and for cash management purposes. Any borrowings by the Company are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Borrowing for investment purposes (a practice known as “leverage”) is a speculative practice that involves certain risks.

Allocation of Profit and Loss	The Company maintains a separate capital account for each Member. The initial balance of a Member’s capital account will equal the amount of the Member’s initial capital contribution to the Company. The net profits or net losses of the Company (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (December 31); (ii) the day preceding the date as of which any contribution to the capital of the Company is made; (iii) any day as of which the Company repurchases the Interest (or portion thereof) of any Member; or (iv) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. (See “Capital Accounts and Allocations.”)

Risk Factors	The investment program of the Company is speculative and involves substantial risks. There can be no assurance that the investment objective of the Company will be achieved. The investment performance of the Company will depend on the performance of the Portfolio Managers with which the Company invests, and the Adviser’s ability to select Portfolio Managers and to allocate and reallocate effectively the Company’s assets among Portfolio Managers. The value of an investment in the Company will fluctuate with changes in the values of the Company’s investments.

An investment in the Company involves the following general risks:

•	Investing in the Company can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Company.

•	The Company is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•	The Company is a newly formed entity and has no operating history upon which investors can evaluate their performance.

•	Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (See “Types of Investments and Related Risk Factors,” “Tax Aspect” and “Redemptions, Repurchases of Interests and Transfers.”) Liquidity will be provided to Members only through repurchase offers made from time to time by the Company. There is no assurance that an investor tendering an Interest for repurchase in connection with a repurchase offer made by the Company will have that Interest repurchased in that repurchase offer.

•	Investors may, in many cases, invest directly in Portfolio Funds or with Portfolio Managers. By investing in the Company rather than directly in a Portfolio Fund or with a Portfolio Manager, an investor bears a pro rata portion of the asset-based fees and other expenses of the Company and, indirectly, a pro rata portion of the asset-based fees, performance-based allocations and other expenses of the Portfolio Funds.

•	The fees and other expenses borne by the Company, including the fees, expenses and performance-based allocations that are borne by the Company as an investor in Portfolio Funds, are higher than those of most other mutual funds.

Investing in Portfolio Funds involves special risks, including the following:

•	Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Company, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•	Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•	The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•	The Company relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Company generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Company by Portfolio Managers.

•	Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based allocations. The Company, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Company. In addition, in the event that a Portfolio Fund invests in other investment companies subject to additional management fees and performance allocations, the Company will indirectly bear these additional fees and further reduce its investment returns. These fees and allocations are in addition to the Advisory Fee the Company pays to the Adviser.

•	The performance-based allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations. In addition, because a performance-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund’s assets, the allocation may be greater than if it were based solely on realized gains.

•	Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Company generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Company, which will be borne indirectly by Members, even if the Company’s overall returns are negative.

•	Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Company could incur indirectly certain transaction costs without accomplishing any net investment result.

•	To the extent the Company purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Company’s investment in the Portfolio Fund.

•	The Company may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Company may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Company’s investment return.

•	Portfolio Funds may be permitted to distribute securities in kind to investors making withdrawals of capital. Upon the Company’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security or distribute it to Members in connection with a repurchase by the Company of all or a portion of Interests of Members.

Management	The Board of Managers of the Company has overall responsibility for the management and supervision of the operations of the Company. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company (who is affiliated with the Investment Adviser). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not “interested persons” (as defined by the 1940 Act) of the Company or the Adviser (the “Independent Managers”). (See “Board of Managers” and “Voting.”)

The Adviser	Mount Yale Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Company. The Adviser was formed in 1999 and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC, an investment advisory firm in Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. The Adviser is also affiliated with Mount Yale Securities, LLC, an NASD Member broker-dealer, Mount Yale International, Ltd. a Cayman Islands exempted company and Mount Yale Capital Group, LLC, a Delaware limited liability company. The managers of the Advisers are founders, significant shareholders and full-time employees of Mount Yale Portfolio Advisors, LLC.

Pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Company’s investment program and providing day-to-day management services to the Company. The Adviser is authorized, subject to the approval of the Company’s Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Company or to assist in providing these services. In consideration of these investment advisory services, the Company pays the Adviser a quarterly fee of 0.5% (2.0% on an annualized basis) of the Company’s net assets (the “Advisory Fee”). The Advisory Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each quarter, after adjustment for any subscriptions effective on that date, and is payable in advance within five business days after the beginning of the quarter.

Fees and Expenses	The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Company, including travel and other expenses related to the selection and monitoring of Portfolio Managers. The Company bears its own expenses including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Company’s account such as direct and indirect expenses associated with the Company’s investments, including its investments in Portfolio Funds, transfer taxes and premiums and taxes withheld on foreign dividends; any non-investment related interest expense; fees and expenses of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee payable to the Adviser; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers. (See “Fees and Expenses.”)

Conflicts of Interest	The investment activities of the Adviser, Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Company. (See “Conflicts of Interest.”)

Placement Agent	The Company may from time to time appoint broker-dealers (each a “Placement Agent”), to act as a placement agent for the Company. For its services, the Placement Agent may in its discretion impose a front end sales load of 2% on investments up to $500,000, 1% on investments between $500,000 and $1,000,000 and 0.50% on investments $1,000,000 and greater. In addition to the front end sales load, the Company will pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Company’s net assets to Alpha Brokerage Partners, LLC (the “Distributor”) to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Company that are their customers and for the Distributor’s ongoing investor servicing (the “Quarterly Servicing Fee”).

Subscriptions for Interests	The minimum initial investment in the Company from each investor is $100,000, and the minimum additional investment in the Company is $50,000. The minimum initial and minimum additional investment requirements may be increased or reduced by the Board of Managers. The Company expects to offer Interests twelve times each year, generally as of the first business day of each calendar month or more frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

Investor Eligibility	Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. In addition, Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies and investment funds) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million at the time of subscription (or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion) or that they meet certain other qualification requirements. An existing Member who is subscribing to make an additional investment in the Company will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

Investor Suitability	An investment in the Company involves substantial risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Company. Before making a decision to invest in the Company, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

Transfer Restrictions	Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally may not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), or members of the transferring Member’s immediate family (brothers, sisters, spouse, parents and children), or a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a “publicly traded partnership” taxable as a corporation. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole discretion.

A Member who transfers an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Company in connection with the transfer. (See “Redemptions, Repurchase of Interests and Transfers — Transfers of Interests.”)

Redemptions and Repurchases of Interests by the Company	Interests are not redeemable and a Member has no right to require the Company to redeem its Interest. The Company will from time to time make offers to repurchase Interests from Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members four times each year on the last day of each calendar quarter. The Board of Managers will also consider the following factors, among others, in making this determination: (i) whether any Members have requested the Company to repurchase their Interests or portions thereof; (ii) the liquidity of the Company’s assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof. (See “Redemptions, Repurchases of Interests and Transfers — No Right of Redemption” and “— Repurchases of Interests.”)

The Company Agreement generally provides that the Company will be dissolved if the Interest of any Member that has submitted a written request to the Company for the repurchase of its entire Interest, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date the request is received by the Company.

If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Company will repurchase only a pro rata portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $100,000. The Company maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

The Company may redeem all or part of an Interest if, among other reasons, ownership of an Interest by a Member would cause the Company or the Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

Summary of Taxation	The Company expects to be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Also, applying a “facts and circumstances” test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Company’s taxable income or loss.

If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See “Tax Aspects.”)

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities (each, a “tax-exempt” entity) may purchase Interests in the Company. The Portfolio Managers may utilize leverage in connection with their trading activities. Therefore, a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to “unrelated business taxable income” (“UBTI”). The Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting “unrelated business taxable income” for income tax purposes.

Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Offering Memorandum. (See “ERISA Considerations” and “Tax Aspects.”)

Term	The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

Reports to Members	The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company’s ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. (See “Additional Risk Factors — Special Risks of Multi-Manager Structure.”) The Company will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. The Company sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company’s operations after the end of each quarter.

Fiscal Year	The Company’s fiscal and taxable year is the 12-month period ending on December 31 of each year.

Administrator	Mount Yale Portfolio Advisors, LLC (the “Administrator”) provides various administration services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) .25% per annum of the value of the Company’s net assets determined as of the first day of each fiscal quarter, or (ii) $18,750 ($75,000 on an annual basis). In addition, the Administrator will be reimbursed by the Company for a portion of the salary and benefits paid to certain employees loaned to the Company to provide regulatory compliance and other services. Such reimbursement will be based on the portion of the employee’s time devoted to the company and will be limited to not more than .10% per annum of the Company’s net assets in any quarter. The Administrator also serves as the transfer agent for Interests.

Custodian	PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the assets of the Company.

SUMMARY OF COMPANY EXPENSES

        The following table illustrates the expenses and fees that the Company expects to incur and that investors can expect to bear.

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (1)	2.00%
Annual Expenses (as a percentage of net assets attributable to Interests)
Advisory Fee(2)	2.00%
Other Expenses(3)	1.25%
Total Annual Expenses(2)	3.25%

Based on estimate of expenses for the fiscal year

(1)	Investments are subject to a sales load of 2.00% on investments up to $500,000, 1.00% on investments between $500,000 and $1,000,000 and 0.50% on investments $1,000,000 and greater.

(2)	Includes the Advisory Fee of the Company.

(3)	Reflects all expected ordinary operating expenses, including the administration fees paid to the Administrator and service fees paid to the Distributor, other than the Advisory Fee and includes organization expenses which will be borne by investors solely during the first twelve months of the Company’s operations. The Company will pay the Administrator the greater of (i) .25% per annum of the value of the Company’s net assets determined as of the first day of each fiscal quarter, or (ii) $18,750 ($75,000 on an annual basis). In addition, the Administrator will be reimbursed by the Company for a portion of the salary and benefits paid to certain employees loaned to the Company to provide regulatory compliance and other services. Such reimbursement will be based on the portion of the employee’s time devoted to the company and will be limited to not more than .10% per annum of the Company’s net assets in any quarter. The Company will also pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Company’s net assets to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Company that are their customers and for the Distributor’s ongoing investor servicing.

        The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Company will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate, assuming Company net assets of $70 million. For a more complete description of the various costs and expenses of the Company, see “The Adviser” and “Fees and Expenses.” In addition to the costs and expenses that investors in the Company will bear directly, the Company will bear costs and expenses as an investor in Portfolio Funds, which are not reflected in the table and will reduce the Company’s investment returns.

Example 1

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000
investment, assuming a 10% annual return:	$55.04	$130.53	$216.03	$482.75

Example 2

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a
$100,000 investment, assuming a 10% annual return:	$5,503.50	$13,052.67	$21,603.07	$48,274.81

        The examples above are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Company’s actual rate of return may be greater or less than the hypothetical 10% return assumed in the examples.

THE COMPANY

        Mount Yale Opportunity Fund, LLC (the “Company”) is a newly formed Delaware limited liability company that was formed on May 26, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company. The Company’s principal office is located at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437, and its telephone number is (952) 897-5390. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve on the Board of Managers of the Company (the “Board of Managers”). Investors who acquire interests in the Company (“Interests”) in the offering being made hereby will become members of the Company (“Members”).

        The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements and are publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

        The Company is similar to a private investment fund in that the investment portfolios of the investment funds in which the assets of the Company are invested may be actively managed and Interests are being sold subject to a minimum initial investment requirement of $100,000 in a private placement solely to high net worth individuals and institutional investors. In addition, the managers of the investment funds in which the assets of the Company are invested typically are entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program. This structure is designed to permit a larger number of investors that have a high tolerance for investment risk to participate in the Company’s investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

INVESTMENT PROGRAM

Investment Objective

        The Company’s investment objective is to generate capital appreciation while managing the risk of loss and minimizing downside volatility. The Company intends to pursue this objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies.

        The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities (collectively, “Financial Instruments”).

        The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Company’s assets to be allocated to each Portfolio Manager. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies. The Adviser may, without any notice to investors, reallocate Company assets among Portfolio Managers or may terminate or engage new Portfolio Managers. (See “Summary of Terms — The Adviser”)

Portfolio Manager Selection Process

        The Adviser is responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Company’s assets among Portfolio Managers, and providing risk management services. The Adviser evaluates Portfolio Managers, reviews ongoing performance of Portfolio Managers, analyzes the various strategies used by Portfolio Managers and monitors risk management.

        In allocating Company Assets, the Adviser first determines the general investment strategies to be employed in the Company’s investment portfolio. The various strategies employed will vary from time to time in the Adviser’s discretion based on its analysis of which strategies are most likely to be successful under certain market conditions. In selecting the investment strategies to be employed, the Adviser will consider a number of factors including without limitation, recent performance of the investment strategy, anticipated market conditions, and the diversification

        After determining the investment strategies to be employed, the Adviser selects Portfolio Managers that utilize such strategies. In determining which Portfolio Managers to engage, the Adviser will consider a number of qualitative and quantitative factors, including, without limitation: evaluation of a Portfolio Manager’s experience and professional background; analysis of a Portfolio Manager’s investment strategy, style and process; review of a Portfolio Manager’s key investment personnel; historical performance and return patterns; analysis of drawdowns; correlation pattern with other managers and markets; several different risk and return measures; the Portfolio Manager’s assets under management and capacity; review of a Portfolio Manager’s risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund managed by the Portfolio Manager of strategies in the Company’s investment portfolio.

Portfolio Funds

        Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include private investment limited partnerships, joint ventures, investment companies and similar investment vehicles managed by Portfolio Managers. It is expected that the Portfolio Funds in which the Company invests will not be registered under the 1940 Act.

Portfolio Fund Investment Practices

        Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Company may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers’ investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Portfolio Funds in which the Company invests are not subject to the investment restrictions of the Company and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

        The Adviser evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Company’s investment objective and whether its investment performance is satisfactory.

Temporary Investments.

        During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments And Related Risk Factors — Money Market Instruments.”)

        The Company’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Company or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, the use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses. Investors should consider the Company as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Company could lose some or all of their investment.

Investment Strategies

        The Company seeks to provide investors with exposure to a variety of investment strategies by investing in Portfolio Funds. The Portfolio Managers with which the Company will invest will generally employ one or more of the following investment strategies:

Relative Value

        Relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

•	Convertible Arbitrage. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

•	Fixed-Income Arbitrage. This investment technique exploits relative-value inefficiencies in the fixed income securities market.

•	Multistrategy Arbitrage. Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

Event Driven

        Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

•	Distressed/High-Yield. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities.

•	Merger Arbitrage. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will go long the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock’s current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

•	Special Situations. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in Financial Instruments that become mispriced due to these special situations.

Equity

        Equity investing involves the purchase and sale of listed equity and equity-related Financial Instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

•	Long-Biased Equity. Long-biased equity investing generally involves the purchase of Financial Instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

•	Hedged Equity. Hedged-equity investing involves the purchase of Financial Instruments that a Portfolio Manager believes are undervalued and the short sale of Financial Instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

•	Short Biased Equity. Short-biased equity investing involves the purchase and short sale of equity and equity-related Financial Instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

Macro

        Macro strategies involve taking long and short positions in Financial Instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

•	Fundamental/Opportunistic. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited, to relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

•	Systematic/Short-term Trading. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

•	Commodities. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

Portfolio Managers

        The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The termination of Portfolio Managers and the addition of Portfolio Managers does not require the approval of investors in the Company.

        Certain of the Portfolio Managers chosen for the Company’s portfolio may be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Company to be so registered.

Borrowings

        The Company is authorized to borrow money for investment purposes and to meet repurchase requests and for cash management purposes. Any borrowings by the Company are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Borrowing by the Portfolio for investment purposes (a practice known as “leverage”) is a speculative practice that involves certain risks.

INVESTMENT PRACTICES AND RELATED RISK FACTORS

Primary Risk Factors

        The Adviser is aware of the many risks involved with investing in Portfolio Funds. This section discusses these primary risks factors.

        Use of Leverage.   Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests. Although use of a certain degree of leverage in an investment portfolio may be desirable, the use of leverage significantly increases the risks of loss and its use will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice.

        Liquidity Risk.   There is always some possibility that the Financial Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Managers mismatch assets and liabilities.

        Spread Risk.   Portfolio Managers take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Manager to close out the position at a loss.

        Crowded Trade Risk.   When many Portfolio Managers attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Managers want to close out the same position at the same time.

        Merger Arbitrage Risk.   Although Portfolio Managers that engage in merger arbitrage generally invest only in announced deals and corporate transactions, there is a risk that deals can break due to unresolved difficulties in such areas as regulations, hostile bids, market shocks, cancellation of promised financing and other management issues. In the most simple cases, the Financial Instruments involved will often revert to the prices they were trading at prior to the deal announcement.

        Interest Rate Risk.   Certain investments held by a Portfolio Fund, as well as a Portfolio Fund’s borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

        Credit Risk.   Debt-based Financial Instruments are sensitive to the market’s evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

        Currency Risk.   Portfolio Managers may trade currencies in the interbank market, a network of institutions in the United States, France, Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

        Counterparty Risk.   When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, stock loans, swaps and other OTC derivatives.

        Marking of Positions.   This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow Portfolio Managers to manipulate pricing of positions and smooth out returns.

        Operational Risk.   To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

        A Drop in or Lack of Volatility.   Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

General Investment Risks

        This section discusses the types of Financial Instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Company.

        Equity Securities.   Portfolio Funds’ investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depository receipts relating to foreign securities. (See “Foreign Securities” below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

        Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

        Common Stocks.   Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

        Preferred Stocks.   Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

        Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Company.

        Bonds and Other Fixed-Income Securities.   Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

        Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

        Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

        Foreign Securities.   Portfolio Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

        Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

        A Portfolio Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund’s investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund’s investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

        Leverage.   Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

        Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

        Although leverage will increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund’s equity or debt instruments decline in value, the Portfolio Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund’s borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

        The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Company’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Company may be great.

        In order to obtain “leveraged” market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

        Short Sales.   Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth.

        To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

        A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If a Portfolio Fund makes a short sale against-the-box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will hold those securities while the short sale is outstanding. A Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

        Repurchase Agreements.   Repurchase agreements are agreements under which a Portfolio Fund or the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

        Reverse Repurchase Agreements.   Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund’s investment portfolio.

        Foreign Currency Transactions.   Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

        Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Money Market Instruments.   Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund’s assets in high qualify fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Company may also invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

        Purchasing Initial Public Offerings.   Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Risks Associated with Special Investment Instruments and Techniques

        Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

        Derivatives.   Some or all of the Portfolio Managers may invest in, or enter into, derivatives (“Derivatives”). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund’s performance.

        If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund’s return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Options And Futures.   Portfolio Managers may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market.

When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

        Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

        A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the Portfolio Fund’s position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

        The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Portfolio Funds could cause the Company to be a commodity pool, which would require the Company to comply with certain rules of the CFTC. However, the Company intends to conduct its operations so that it is excluded from the definition of the term commodity pool operator under rules of the CFTC. However, unlike a registered commodity pool operator, the Company is not subject to regulation under the Commodities Exchange Act and the CFTC has not reviewed, approved or otherwise passed on the adequacy of this offering memorandum or upon the merits of investing in the Company.

        Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

        Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Company’s net assets and result in a loss to the Company. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

        Successful use of futures also is subject to the Portfolio Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

        Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

        Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

        Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

        Call and Put Options on Securities Indices. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

        Warrants and Rights.   Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

        Swap Agreements.   Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

        Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

        To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Company may enter into swap agreements under which the Company may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, in exchange for the right to receive the total return of the reference investment vehicle over a stated time period. The Company may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

        Lending Portfolio Securities.   Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities by a Portfolio Manager may not exceed 33-1/3% of the value of a Portfolio Fund’s total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

        When-Issued and Forward Commitment Securities.   Portfolio Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

        Restricted and Illiquid Investments.   Although it is anticipated that most Portfolio Funds will invest primarily in publicly traded securities, they generally may invest a portion of their assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (“1933 Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

        Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

        In addition, the Company’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Company if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (See “Additional Risk Factors-Liquidity Risks.”)

        Cash Equivalents. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments And Related Risk Factors — Money Market Instruments.”) The Portfolio Managers may also invest in such cash equivalents.

ADDITIONAL RISK FACTORS

Non-Diversified Status

        The Company is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Company may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Incentive Allocation

        The Portfolio Managers will generally receive performance-based allocations. The performance-based allocation may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund’s assets, the performance-based allocation may be greater than if it were based solely on realized gains.

Lack of Operating History

        The Company is a recently formed entity and has no operating histories upon which investors can evaluate their performance. There can be no assurance that the Company will achieve its investment objective. However, the personnel of the Adviser responsible for managing the Company’s investment portfolio have substantial experience in managing investments and private investment funds.

Liquidity Risks

        Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Company to redeem their Interest in the Company. Although the Company will offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members four times each year on the last day of each calendar quarter. (See “Redemptions, Repurchases of Interests and Transfers.”)

        Limitations on the Company’s ability to withdraw its assets from Portfolio Funds may limit the Company’s ability to repurchase Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be one year or longer from the date of the Company’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, lock-ups and other withdrawal limitations will significantly limit the Company’s ability to repurchase Interests.

Distributions to Members and Payment of Tax Liability

        The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Company is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Company’s taxable income. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

Counterparty Credit Risk

        Many of the markets in which the Portfolio Managers effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Company.

Special Risks of Multi-Manager Structure

        The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Company, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. The Company relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds generally provide net asset value information to the Company on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Company generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Company by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. It is expected that the Company will be given advance notice of any material change in a Portfolio Fund’s investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Company’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

        For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager’s delay in providing this information could delay the Company’s preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Company’s annual report.

        An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Company, an investor bears a pro rata portion of the asset-based fee and other expenses of the Company, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations other expenses borne by the Company as an investor in Portfolio Funds.

        Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Company generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Company, and thus indirectly from investors in the Company, even if the Company’s overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Company could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

        The Company may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Company may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Company and adversely affect the Company’s investment return.

        To the extent the Company purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Company’s investment in the Portfolio Fund.

        Portfolio Funds may be permitted to distribute securities in kind to investors, including the Company, making withdrawals of capital. Thus, upon the Company’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security or distribute it to Members in connection with a repurchase by the Company of all or a portion of Interests of Members.

        The fees and other expenses borne directly and indirectly by the Company, including the fees, expenses and performance-based allocations that are borne by the Company as an investor in Portfolio Funds are higher than those of most other registered investment companies. In addition, in the event that a Portfolio Fund invests in other investment companies subject to additional management fees and performance allocations, the Company will indirectly bear these additional fees and further reduce its investment returns.

        The Company, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Company’s actions or has incurred liabilities arising from the Company’s actions.

Estimates

        In most cases, the Company will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund’s annual audit. Revisions to the Company’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

        Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Company, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers.

        It is possible that the valuation of the Company’s investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board of Managers. In such event, the Company might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of Managers by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Company’s investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Company, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Company would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Company, new Members and Members whose Interests are repurchased.

INVESTMENT POLICIES AND RESTRICTIONS

        The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act). The Company may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (the “SEC”).

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC.

•	Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•	Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

•	Purchase, hold or deal in real estate, except that the Company may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest in commodities or commodity contracts, except that the Company may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Company will invest 25% or more of the value of its total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which it may invest, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

        The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company’s outstanding voting securities.

        Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

        The investment restrictions and other policies described in this Offering Memorandum do not apply to Portfolio Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

        The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. (See “Conflicts Of Interest”)

BOARD OF MANAGERS

        The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company’s business. The persons comprising the Board of Managers (“Managers”) do not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Offering Memorandum.

        Information regarding each of the Managers and officers of the Company, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437.

Name, Age and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Held by Managers

Disinterested Managers

Peter Stafford MacDonald (46)	0	President of MacDonald & Co.	0
Manager

William R. Rohlf (48)	0	General Sales Manager at Foremost	0
Manager		Business Systems, Inc.; National Educational Consultant at EMC Publishing, Inc.; Sales Consultant at Wamnet, Inc.; Internet Sales Manager and Outside Sales Consultant at Qwest Communications

Interested Managers

Jeffrey P. Greiner and John L. Sabre

Officers who are not Managers

Roger C. Bowden, Michael J. Sabre and Matthew L. Thompson

        By signing the limited liability company agreement (the “Company Agreement”) of the Company, each Member will be deemed to have voted for the election of each of the Managers.

        The Managers serve on the Board of Managers for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

        The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not “interested persons” (as defined by the 1940 Act) of the Company or the Adviser (the “Independent Managers”) from the Company for the fiscal year ending December 31, 2004. No compensation is paid by the Company to Managers who are “interested persons” (as defined by the 1940 Act), if any, of the Company or the Adviser. A majority of the Managers are Independent Managers.

COMPENSATION TABLE FOR FISCAL YEAR
ENDING DECEMBER 31, 2004

Name of Person	Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement
Peter Stafford MacDonald	$5,000	$ 0	$ 0

William R. Rohlf	$5,000	$ 0	$ 0

        Currently, the Independent Managers are each paid an annual retainer of $5,000 by the Company and are reimbursed by the Company for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Company.

        The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2003.

Name of Manager	Dollar Range of Equity Securities of the Company
Peter Stafford MacDonald	$0
William R. Rohlf	$0

        No Independent Manager owns beneficially or of record any security of the Company or the Adviser or any person directly or indirectly controlling, controlled by or under common control with the Company or the Adviser.

        The Board of Managers has formed an Audit Committee consisting of Managers who are not “interested persons” (as defined by the 1940 Act) of the Company. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers and to approve the independent auditors to be retained by the Company each fiscal year; (ii) to meet with the Company’s independent auditors as the Audit Committee necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

        The Board of Managers has also formed a nominating committee comprised of the Independent Managers to which the discretion to select and nominate Managers who are not “interested persons” (as defined by the 1940 Act) of the Company or the Adviser has been committed.

THE ADVISER

        Mount Yale Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Company. The Adviser was formed in 1999 and is registered as an investment adviser under the Securities Exchange

Commission (“SEC”) as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC, an investment advisory firm in Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. The managers of the Advisers are founders, significant shareholders and full-time employees of Mount Yale Portfolio Advisors, LLC.

        Pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Company’s investment program and providing day-to-day management services to the Company. The Adviser is authorized, subject to the approval of the Company’s Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Company or to assist in providing these services. In consideration of these investment advisory services, the Company pays the Adviser a quarterly fee of 0.5% (2.0% on an annualized basis) of the Company’s net assets (the “Advisory Fee”). The Advisory Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is payable in advance within five business days after the beginning of the quarter.

THE ADVISORY AGREEMENT

        The Advisory Agreement was approved by the board of managers of the Company a majority of its independent managers), at a meeting held in person on June 25, 2004. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company.

        The initial term of the agreement will expire on December 31, 2004, and may be continued in effect from year to year thereafter if their continuance is approved annually either the Board of Managers of the Company or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the independent managers of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

        The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The agreement also provide for indemnification, to the fullest extent permitted by law, by the Company of the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Company.

        In determining whether to approve the agreements, the Board of Managers considered information provided by the Adviser relating to the experience and qualifications of their respective investment professionals. It evaluated the nature and scope of advisory and related services that would be required by the Company and concluded that the Adviser has the personnel and resources to provide those services in an effective manner consistent with the Company’s operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements. The Board of Managers also considered the business reputation of the Adviser and its financial resources.

        The Board of Managers reviewed the performance records of other accounts managed by the Adviser that invest in private investment funds and, in some cases, have investment programs similar to that of the Company. In this regard, the Board of Managers considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the Board of Managers concluded that the expected scope and quality of services was sufficient to merit approval of the agreements with the Adviser.

        In addition, the Board of Managers considered the fees payable under the Advisory Agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds and possible economies of scale that would accrue to the Adviser in providing services from a substantial increase in the Company’s net assets. The Board of Managers took into account not only the fees to be paid by the Company directly to the Adviser, but also potential “fallout benefits” to the Adviser such as enhancement of reputation that might be derived from providing services to the Company. In evaluating the proposed fees under the agreements, the Board of Managers also took into account the nature of investment management services required by the Company. It concluded that the fees to be paid by the Company to the Adviser are each fair and reasonable, given the scope and expected quality of the services to be rendered.

        After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing items, the Board of Managers, including the independent managers, concluded that the approval of the Advisory Agreement was in the best interest of the Company and its Members.

VOTING

        Each Member has the right to cast a number of votes based on the value of the Member’s respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Company and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Company’s business, and may not act for or bind the Company.

CONFLICTS OF INTEREST

        The Adviser and its affiliates and their members, partners, officers and employees carry on substantial investment activities for their own accounts and for other private investment funds, institutions and individual clients (collectively, the “Clients”). The Company does not have any interest in these activities. The Adviser and its respective officers will be engaged in substantial activities other than on behalf of the Company and may have conflicts of interest in allocating their time and activity between the Company and such other activities. The Adviser and its respective officers and employees will devote so much time to the affairs of the Company as in their judgment is necessary and appropriate.

        The Adviser or one of its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Client or for itself or its officers, directors, partners, members or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Company. Situations also may arise in which the Adviser or its affiliates or their Clients have made investments which would have been suitable for investment by the Company but, for various reasons, were not pursued by, or available to, the Company. The investment activities of the Advisers, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Company, if among other reasons, the investment activities limit the Company’s ability to invest in a particular investment vehicle or investment. Furthermore, the Adviser and its affiliates will not have to divest any interest in an investment vehicle or company in which the Company invests or wishes to invest.

        BHC Act would limit the amount that the Company could invest in such investment vehicle or company. (See “Types of Investments and Related Risk Factors — Investment Policies and Restrictions.”)

        The Adviser, its affiliates or its Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Company. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser and its affiliates may provide from time to time to one or more Portfolio Manager Accounts or to the Company.

Portfolio Managers

        Participation in Investment Opportunities.   The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for “Portfolio Manager Accounts” that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund’s assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

        It is expected that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Manager Accounts at a particular time. These factors may include the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. However, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and relevant Portfolio Manager Accounts in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and Portfolio Manager Accounts, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Manager Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager’s Portfolio Fund and its Portfolio Manager Accounts will vary.

        It is expected that when a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Manager Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as the Portfolio Manager Accounts, in all trades. Although no assurances can be made, it is generally expected that no participating entity or account will receive preferential treatment over any other and that each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

        Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Manager Accounts, thereby limiting the size of the Portfolio Fund’s position; (2) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In addition, a Portfolio Manager may be legally restricted from entering into “joint transactions”(as defined in the 1940 Act) in which the Company or a Portfolio Fund it has organized participates with affiliates of the Portfolio Manager, including its Portfolio Manager Accounts, without first obtaining exemptive relief from the SEC. (See “Conflicts of Interest — Other Matters.”)

        Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Company.

        Other Matters.   It is expected that, except as may be permitted by applicable law, a Portfolio Manager and its affiliates will not buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Manager Account to sell, or the Portfolio Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

        The Adviser, its affiliates and their members, managers officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by members, managers, officers and employees of the Adviser and its affiliates that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted codes of ethics (the “Codes of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

        The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may engage in transactions with accounts which are affiliated with the Company solely because they are advised by the Adviser or one of its affiliates or because they have common officers, members or managing members. Such transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Company to purchase and another Client to sell, or the Company to sell and another Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that would be adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures would be intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction.

        Future investment activities of the Adviser and its affiliates and their members, managers, officers or employees may give rise to additional conflicts of interest.

BROKERAGE

        Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

        The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

        Consistent with the principle of seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Company invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Company invests.

FEES AND EXPENSES

        The Adviser will bear all of its own costs incurred in providing investment advisory and other services to the Company, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

        The Company bears its own expenses, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Company’s account such as direct and indirect expenses associated with the Company’s investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); any non-investment related interest expense; fees and expenses of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee payable to the Adviser; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

        Portfolio Funds will bear various expenses in connection with their operations. These expenses are similar to those incurred by the Company. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Company. As an investor in Portfolio Funds, the Company will bear its pro rata share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Managers.

ADMINISTRATOR

        The Company has retained Mount Yale Portfolio Advisors, LLC (the “Administrator”) to provide accounting and certain administrative and investor services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) .25% per annum of the value of the Company’s net assets determined as of the first day of each fiscal quarter, or (ii) $18,750 ($75,000 on an annual basis). In addition, the Administrator will be reimbursed by the Company for a portion of the salary and benefits paid to certain employees loaned to the Company to provide regulatory compliance and other services. Such reimbursement will be based on the portion of the employee’s time devoted to the company and will be limited to not more than .10% per annum of the Company’s net assets in any quarter. The Administrator also serves as the transfer agent for Interests.

PLACEMENT AGENT

        The Company may from time to time appoint broker-dealers (each a “Placement Agent”), to act as a placement agent for the Company. For its services, the Placement Agent may in its discretion impose a front end sales load of 2% on investments up to $500,000, 1% on investments between $500,000 and $1,000,000 and 0.50% on investments $1,000,000 and greater. In addition to the front end sales load, the Company will pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Company’s net assets to Alpha Brokerage Partners, LLC (the “Distributor”) to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Company that are their customers and for the Distributor’s ongoing investor servicing (the “Quarterly Servicing Fee”).

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

        The Company will maintain a separate capital account for each Member which will have an opening balance equal to the Member’s initial contribution to the capital of the Company. Each Member’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account as described below.

        Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the last day of a taxable year; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

        Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.

        Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior fiscal years. (See “Tax Aspects — Allocation of Profits and Losses.”)

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

        Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member’s Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

        Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

        Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

        The net asset value of the Company will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

        In accordance with these policies, investments in Portfolio Funds are valued at their “fair value.” Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds’ valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Company’s interest in a Portfolio Fund will represent the amount that the Company could reasonably expect to receive from the Portfolio Fund if the Company’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In the unlikely event that a Portfolio Fund does not report a value to the Company on a timely basis, the Company would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Company values its assets. The Board of Managers has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

        The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its assets. The Adviser or, in certain cases, the Board of Managers, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Company’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the board of managers of the Company, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers.

        The Portfolio Funds generally provide estimated net asset value determinations to the Company on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund’s monthly valuation using various means, including: correlating the reported valuation with strategy specific benchmarks maintained by The Adviser that The Adviser believes correlate with the Portfolio Fund’s strategy; discussing monthly with Portfolio Managers their Portfolio Funds’ values; reviewing semi-annually Portfolio Fund portfolio positions; analyzing audited financial statements of Portfolio Funds; and correlating Portfolio Fund reported investment positions with Portfolio Managers’ public filings, if any. The valuations reported by the Portfolio Managers, upon which the Company calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent

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auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

        To the extent the Company invests its assets in money market instruments and assets other than Portfolio Funds, the Company and the Company will value portfolio securities (other than interests in Portfolio Funds) as follows: U.S. exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

        Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board of Managers. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

        All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Company or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the board of managers of the Company.

        Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company’s net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

        The Board of Managers may offer Interests up to four times each year, generally as of the first business day of each calendar quarter or more frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

        The minimum initial investment in the Company from each investor is $100,000, and the minimum additional investment in the Company is $50,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the “Code”).

        Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the sole discretion of the Board of Managers, the Company has no present intention of accepting contributions of securities. If the Company were to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets. (See “Capital Accounts and Allocations — Net Asset Valuation.”)

        Each new Member must agree to be bound by all of the terms of the Company Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

        Each prospective investor will be required to certify that the Interest subscribed for is being acquired for the account of an “accredited investor” as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor’s beneficial owners under certain circumstances) has a net worth of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. To qualify as an accredited investor, an individual investor must have (i) a net worth (or joint net worth with the investor’s spouse) immediately prior to the time of subscription in excess of $1 million or (ii) had an income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities will generally be required to have total assets in excess of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

REDEMPTIONS, REPURCHASES OF
INTERESTS AND TRANSFERS

No Right of Redemption

        No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below.

Repurchases of Interests

        The Company from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the

Company offer to repurchase Interests from Members four times each year on the last day of each calendar quarter. The Board of Managers will also consider the following factors, among others, in making this determination:

•	whether any Members have requested the Company to repurchase their Interests or portions thereof;

•	the liquidity of the Company’s assets;

•	the investment plans and working capital requirements of the Company;

•	the relative economies of scale with respect to the size of the Company;

•	the history of the Company in repurchasing Interests;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

        The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members. The value of a Member’s Interest (or the portion thereof) that is being repurchased is equal to the value of the Member’s capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period. However, because the Company expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Interests when making their decision as to whether to tender Interests for repurchase.

        The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Company is unable to repurchase a Member’s Interest as a result of regulatory restrictions that prevent the Company from fulfilling a repurchase request.

        Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, and may be paid in cash or by the distribution of securities in kind or partly in cash and partly in kind. However, the Company does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. The Company does not impose any charges in connection with repurchases of Interests or portion of Interests.

Repurchase Procedures

        Due to liquidity restraints associated with the Company’s investment in Portfolio Funds, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the “Valuation Date”) and that the Company will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member’s entire Interest is repurchased) approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member’s Interest (or portion thereof) will be the value of the Member’s capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Company’s assets as of that date, after giving effect to all allocations to be made as of that date to the Member’s capital account. This amount will be subject to adjustment upon completion of the annual audit of the Company’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Company’s audit and will be subject to audit adjustment.

        Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Company. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Company representing the Company’s obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Company has determined to withdraw funds from Portfolio Funds, but is subject to liquidity constraints or has experienced delays in receiving payments from Portfolio Funds.

        A Member who tenders for repurchase only a portion of the Member’s Interest will be required to maintain a capital account balance of $100,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member’s capital account balance to fall below this required minimum, the Company reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

        Repurchases of Interests by the Company are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Company in order to comply with any regulatory requirements applicable to such repurchase procedures.

Mandatory Redemption by the Company

        The Company Agreement provides that the Company may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Company or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

Transfers of Interests

        Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase

Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (y) to members of the transferring Member’s immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a “publicly traded partnership” taxable as a corporation. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $100,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Company in connection with the transfer.

        Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member.

        By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

TAX ASPECTS

        The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

        This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

        EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

        In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Offering Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Company Operations

        Classification of the Company.   The Company expects that under the provisions of the Code and the Regulations, as well as under the relevant authority interpreting the Code and the Regulations, that the Company will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

        Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

        The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. The Company expect that based upon the anticipated operations of the Company as well as the text of the Section 7704 Regulations that the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

        UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF COMPANY INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE COMPANY AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND (AN “INVESTMENT FUND”).

        As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company’s taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

        Allocation of Profits and Losses.   Under the Company Agreement, the Company’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the

Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years.

        Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company’s capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member’s capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Company’s gains allocable to the remaining Members would be increased.

        Tax Elections; Returns; Tax Audits.   The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. The actual effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

        The Board of Managers decides how to report the partnership items on the Company’s tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company’s items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company’s income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. The Board of Managers, designated as the “Tax Matters Partner”, has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

        A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member’s adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Member’s contributions to the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member’s allocable share of the Company’s “unrealized receivables” exceeds the Member’s basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member’s adjusted tax basis in its partnership interest.

        As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the

Member’s last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

        Distributions of Property.   A partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an “investment partnership.” Assuming it so qualifies, if a Member is an “eligible partner”, which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

        In General.   The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

        Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations — ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.1

        The maximum ordinary income tax rate for individuals is 35%2 and, in general, the maximum individual income tax rate for “Qualified Dividends”3 and long-term capital gains is 15%4 (unless the taxpayer elects to be taxed at ordinary rates — see “Limitation on Deductibility of Interest and Short Sale Expenses” below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

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(1)      Generally, in the absence of Regulations requiring it, the Company will not treat positions held through different investment advisory agreements or Investment Funds as offsetting positions for purposes of the straddle rules.

(2)      This rate is scheduled to increase to 39.6% in 2011.

(3)      A “Qualified Dividend” is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend to be a Qualified Dividend.

(4)      The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2008.

        The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with “original issue discount.” In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars may be considered “miscellaneous itemized deductions” which, for a noncorporate Member, may be subject to restrictions on their deductibility. (See “Deductibility of Company Investment Expenditures and Certain Other Expenditures” below.) Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.5

        Currency Fluctuations — “Section 988” Gains or Losses.   To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company’s investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

        As indicated above, the Company may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

        Section 1256 Contracts.   In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end

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(5)      Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

        Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations — ‘Section 988’ Gains or Losses.”) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any “securities futures contract” or any option on such a contract. (See “Certain Securities Futures Contracts.”)

        Certain Securities Futures Contracts.   Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a “dealer securities futures contract”) is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer’s hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short term capital gain or loss, unless otherwise characterized pursuant to the straddle rules and short sale rules, if applicable.

        A “dealer securities futures contract” is treated as a Section 1256 Contract. A “dealer securities futures contract” is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

        Mixed Straddle Election.   The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

        Short Sales.   Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Company.

        Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

        Effect of Straddle Rules on Members’ Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as “straddles” for Federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.6

        Limitation on Deductibility of Interest and Short Sale Expenses.   For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

        For purposes of this provision, the Company’s activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member’s share of the interest and short sale expenses attributable to the Company’s operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

        Deductibility of Company Investment Expenditures and Certain Other Expenditures.   Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.7 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2003, $139,500 or $69,750 for a married person filing a separate

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(6)      The Company will not generally be in a position to furnish to Members information regarding the securities positions of its Investment Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

(7)      However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among three Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.8 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

        Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member’s share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member’s share of the investment expenses of the Company (including the Advisory Fee and any fee payable to the managers of an Investment Fund), to the extent such expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code. The Company intends to treat its expenses attributable to an Investment Fund that is engaged in trade or business within the meaning of the Code as not being subject to such limitations, although there can be no assurance that the Service will agree.

        The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

        A Member will not be allowed to deduct syndication expenses, including placement fees, paid by such Member or the Company. Any such amounts will be included in the Member’s adjusted tax basis for its Interest.

        Application of Rules for Income and Losses from Passive Activities.   The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain from the Company. Income or loss attributable to the Company’s lending activities or investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

        Application of Basis and “At Risk” Limitations on Deductions.   The amount of any loss of the Company that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Company’s taxable year in which such loss occurred. Generally, a Member’s adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Company’s liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Company’s realized income and gains, and decreased (but not below zero) by the sum of (i) distributions made by the Company to such Member and (ii) such Member’s distributive share of the Company’s realized losses and expenses.

        Similarly, a Member that is subject to the “at risk” limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Company to the extent that they exceed the amount such Member has “at risk” with respect to its Interest at the end of the year. The amount that a Member has “at risk” will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Company or any amount borrowed by the Member on a non-recourse basis.

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(8)      Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a “sunset” provision that will result in the limitation on itemized deductions being restored in 2011.

        Losses denied under the basis or “at risk” limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

        “Phantom Income” From Company Investments.   Pursuant to various “anti-deferral” provisions of the Code (the “Subpart F,” “passive foreign investment company” and “foreign personal holding company” provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

        It is possible that certain dividends and interest directly or indirectly received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company or an Investment Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will directly or indirectly pay since the amount of the Company’s assets to be invested in various countries is not known.

        The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company or an Investment Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

        Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.9 This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

        This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function. UBTI also includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Company’s income (or loss) from these investments may constitute UBTI.

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(9)      With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

        The Company may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving “acquisition indebtedness” and therefore not resulting in UBTI.10 To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

        To the extent the Company recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company’s debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

        Since the calculation of the Company’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by the Company from time to time,11 it is impossible to predict what percentage of the Company’s income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization’s share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

        To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company’s calculation of UBTI will be accepted by the Service.

        In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.12 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-

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(10)      Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(11)      The calculation of a particular exempt organization’s UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(12)      Certain exempt organizations which realize UBTI in a taxable year will not constitute “qualified organizations” for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See “ERISA Considerations.”)

Certain Issues Pertaining to Specific Exempt Organizations

        Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

        In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

        In some instances, an investment in the Company by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is “passive” within the applicable provisions of the Code and Regulations. There can be no assurance that the Company will meet such 95% gross income test.

        A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

        Qualified Retirement Plans.   Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

        Endowment Funds.   Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Tax Shelter Reporting Requirements

        Under recently issued Regulations, the activities of the Company and an Investment Fund may include one or more “reportable transactions,” requiring the Company and, in certain circumstances, a Member to file information returns as described below. In addition, the Board of Managers and other material advisors to the Company may each be required to maintain for a specified period of time a list containing certain information regarding the “reportable transactions” and the Company’s investors, and the Service could inspect such lists upon request.

        A “reportable transaction” of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership’s “loss transaction,” and thus be required to report the transaction, if (i) the partner’s allocable share of such a partnership’s loss exceeds certain thresholds,13 or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see “Currency Fluctuations — ‘Section 988’ Gains or Losses” above).

        The Service has published guidance exempting many transactions of the Investment Funds and the Company from the reporting requirements, provided that the Company or an Investment Fund has a “qualifying basis” in the assets underlying the transaction. An asset with a “qualifying basis” includes, among others, an asset purchased by the Company or an Investment Fund for cash. However, even if the Company or an Investment Fund has a “qualifying basis” in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain “stripped” instruments, (iii) the disposition of an interest in a pass-through entity (such as an Investment Fund), and (iv) a foreign currency transaction which generates an ordinary loss (see “Currency Fluctuations — ‘Section 988’ Gains or Losses” above).

        The Regulations require the Company to complete and file Form 8886 (“Reportable Transaction Disclosure Statement”) with its tax return for each taxable year in which the Company participates in a “reportable transaction.” Additionally, each Member treated as participating in a reportable transaction of the Company is required to file Form 8886 with its tax return. The Company and any such Member, respectively, must also submit a copy of the completed form with the Service’s Office of Tax Shelter Analysis. The Company intends to notify the Members that it believes (based on information available to the Company) are required to report a transaction of the Company or an Investment Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Company and an Investment Fund.

        Under the above rules, a Member’s recognition of a loss upon its disposition of an interest in the Company could also constitute a “reportable transaction” for such Member. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

_________________

(13)      For non-corporate members, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above.

State and Local Taxation

        In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

        State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member’s share of the partnership’s income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

        A corporation or trust exempt from Federal income tax by reason of the nature of its activities similarly will generally be exempt from the Connecticut Corporation Business Tax with respect to its share of the Company’s income. Connecticut does, however, impose an Unrelated Business Income of Nonprofit Corporations Tax with respect to the UBTI of an exempt corporation or trust.

ERISA CONSIDERATIONS

        Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Company.

        ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “TAX ASPECTS”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether making such an investment is consistent with its or his fiduciary responsibilities and the DOL’s regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

        Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be “plan assets” of the ERISA Plans investing in the Company for purposes of ERISA’s fiduciary responsibility and ERISA’s and the Code’s prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Company.

        A Benefit Plan that proposes to invest in the Company will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Company’s investment objective, policies and strategies, that the decision to invest in the Company was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

        Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of the Adviser or its affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser or its affiliates, as a primary basis for the decision to invest in the Company.

        The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Offering Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT

        The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Offering Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

Member Interests

        Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company.

Liability of Members

        Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company’s assets.

Duty of Care of the Member Managers

        The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager’s services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager’s office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager’s activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

Amendment of the Company Agreement

        The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

Power of Attorney

        By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

        The power-of-attorney granted as part of each Member’s subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

Term, Dissolution and Liquidation

        The Company shall be dissolved:

•	upon the affirmative vote to dissolve the Company by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Company requesting the repurchase of its entire Interest by the Company if that Interest has not been repurchased by the Company;

•	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

•	as required by operation of law.

        Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “Capital Accounts and Allocations — Allocation of Net Profits and Net Loss.”

        Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

        The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company’s ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. (See “Additional Risk Factors — Special Risks of Multi-Manager Structure.”) The Company will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. (See “Additional Risk Factors — Special Risks of Multi-Manager Structure.”)

        The Company sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company’s operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

Fiscal Year

        For accounting purposes, the Company’s fiscal year is the 12-month period ending on December 31. The 12-month period ending December 31 of each year is also the taxable year of the Company.

Accountants and Legal Counsel

        The Board of Managers and the Audit Committee have selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP’s address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402-1491.

        Faegre & Benson LLP, Minneapolis, Minnesota, serves as legal counsel to the Company.

Custodian

        PFPC Trust Company (the “Custodian”) serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is: 301 Bellevue Parkway, Wilmington, Delaware 19809.

Report of Independent Registered Public Accounting Firm

Board of Managers
Mount Yale Opportunity Fund, LLC

We have audited the accompanying statement of assets, liabilities, and member’s capital of Mount Yale Opportunity Fund, LLC (the “Fund”) as of August 6, 2004, and the related statement of operations for the period from May 26, 2004 (date of organization) to August 6, 2004. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mount Yale Opportunity Fund, LLC at August 6, 2004, and the results of its operations for the period from May 26, 2004 (date of organization) to August 6, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
September 14, 2004

Mount Yale Opportunity Fund, LLC

Statement of Assets, Liabilities, and Member’s Capital
August 6, 2004

Assets
Cash		$100,000

Liabilities
Accrued Organizational Costs:
Mount Yale Portfolio Advisors LLC	$62,587
Accounts Payable	5,575

Total Liabilities		68,162

Net Assets		$31,838

Member’s Capital
Capital Contributions		$100,000
Net Investment Loss		(68,162)

Total Member’s Capital		$31,838

See notes to the financial statements.

Mount Yale Opportunity Fund, LLC

Statement of Operations
For the period May 26, 2004 (date of organization)
to August 6, 2004

Investment Income	$--

Expenses
Organizational Expenses	68,162

Net Investment Loss	$(68,162)

See notes to the financial statements.

MOUNT YALE OPPORTUNITY FUND, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1.   Organization

Mount Yale Opportunity Fund, LLC (the “Company”) is a Delaware limited liability company formed on May 26, 2004 that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company.

Mount Yale Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Company. The Adviser was formed in 1999 and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC (“MYPA”), an investment advisory firm in Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. MYPA (“the Administrator”) also provides various administration services to the Company. The managers of the Adviser are significant shareholders and full-time employees of MYPA. The Adviser is also affiliated with Alpha Brokerage Partners LLC, an NASD Member broker-dealer (“Alpha”), Mount Yale International, Ltd. a Cayman Islands exempted company and Mount Yale Capital Group, LLC (“MYCG”), a Delaware limited liability company.

The Company has had no operations through August 6, 2004 other than those related to organizational matters and the sale and issuance of $100,000 of limited liability company interest in the Company to The Dalton Trust. John L. Sabre is the sole beneficiary of The Dalton Trust. In addition, Mr. Sabre is a significant interest holder and member of the Board of Managers of MYPA, the Adviser and MYCG.

Investors who purchase limited liability company interests in the Company (“Interests”) in the offering, and other persons who acquire Interests and are admitted to the Company by its Board of Managers (the “Board of Managers”), will become members of the Company (“Members”).

The Company is a specialized investment vehicle that may be referred to as a “registered private investment fund.” It is similar to an unregistered private investment fund in that Interests in the Company are sold in relatively large minimum denominations in a private placement solely to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

The Company from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members four times each year on the last day of each calendar quarter.

The Company’s investment objective is to generate capital appreciation while managing the risk of loss and minimizing downside volatility. The Company intends to pursue this objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies.

The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities.

NOTE 2.   Significant Accounting Policies

The Company’s organizational expenses estimated at $68,162 have been charged to expense. Offering costs, estimated to aggregate approximately $20,000, will be charged to capital at the time of the issuance of Interests. MYPA has paid these expenses on behalf of the Company. It is expected that the Company will reimburse MYPA for these expenses within the first year of operations. To achieve an equitable distribution of the impact of organizational and offering costs among Members, an amount equal to those costs incurred by the Company will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member’s contributed capital bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the “Initial Closing Date”). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Company by investors through and including the date, which is twelve months after the Initial Closing Date.

The Company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Company’s taxable income or loss.

NOTE 3.   Management Fee and Other Fees

Pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Company’s investment program and providing day-to-day management services to the Company. The Adviser is authorized, subject to the approval of the Company’s Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Company or to assist in providing these services. In consideration of these investment advisory services, the Company pays the Adviser a quarterly fee of 0.5% (2.0% on an annualized basis) of the Company’s net assets (the “Advisory Fee”). The Advisory Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each quarter, after adjustment for any subscriptions effective on that date, and is payable in advance within five business days after the beginning of the quarter.

Pursuant to an Administration Agreement with the Company, the Administrator provides various administration services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) .25% per annum of the value of the Company’s net assets determined as of the first day of each fiscal quarter, or (ii) $18,750 ($75,000 on an annual basis). In addition, the Administrator will be reimbursed by the Company for a portion of the salary and benefits paid to certain employees loaned to the Company to provide regulatory compliance and other services. Such reimbursement will be based on the portion of the employee’s time devoted to the company and will be limited to not more than .10% per annum of the Company’s net assets in any quarter. The Administrator also serves as the transfer agent for Interests.

Pursuant to a Distribution Agreement with the Company, Alpha serves as the placement agent for all Interests in the Company. As placement agent, Alpha receives a sales load of up to 2% of the purchase price of the Interests (the “Sales Load”). In addition, Alpha receives 0.50% annually (0.125% quarterly) of the value of the net asset value of the Interests (the “Annual Fee” and together with the Sales Load the “Distribution Fees”). Alpha pays all of the Distribution Fees to approved parties that sell the Interests for Alpha.

PFPC Trust Company, an affiliate of PNC Bank, N.A. will serve as the custodian of the Fund’s assets and will provide custodial services for the Fund.

PART C
OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1)	Financial Statements: Filed as Parts A and B.

(2)	Exhibits:

(a)(i)	Certificate of Formation of Registrant. Filed herewith.
(ii)	Limited Liability Company Agreement of Registrant. Filed herewith as Appendix A to the Private Offering Memorandum included in the Registration Statement.
(b)	Not applicable.
(c)	Not applicable.
(d)	See Item 24(2)(a)(ii).
(e)	Not applicable.
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement. Filed herewith.
(h)	Form of Distribution Agreement. Filed herewith.
(h)(i)	Form of Selected Dealer Agreement. Filed herewith.
(i)	Not applicable.
(j)	Form of Custodian Services Agreement. Filed herewith.
(k)(i)	Form of Administration Agreement. Filed herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm. Filed herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics. Filed herewith.
(s)	Power of Attorney. Filed herewith.

Item 25.	Marketing Arrangements

Not applicable.

Item 26.	Other Expenses of Issuance and Distribution

Legal fees and expenses	$62,587
Accounting fees and expenses	$5,575
Blue Sky fees and expenses	$0
Printing	$20,000

Total	$88,162

Item 27.	Persons Controlled by or Under Common Control with Registrant

None.

Item 28.	Number of Holders of Securities

As of September 14, 2004, the number of record holders of each class of securities of Registrant, is shown below:

Title of Class	Number of Recordholders
Limited liability company interests	1

Item 29.	Indemnification

                Reference is made to Section 3.8 of Registrant’s Limited Liability Company Agreement (the “Company Agreement”), filed herewith. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of the Adviser

                There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer of Mount Yale Asset Management, LLC (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

                To the knowledge of Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

Item 31.	Location of Accounts and Records

                The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of the Adviser at its offices at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437.

Item 32.	Management Services

Not applicable.

Item 33.	Undertakings

Not applicable.

FORM N-2

MOUNT YALE OPPORTUNITY FUND, LLC
EXHIBIT INDEX

(a)(i)	Certificate of Formation of Registrant

(a)(ii)	Limited Liability Company Agreement of Registrant

(g)	Form of Investment Advisory Agreement

(h)	Form of Distribution Agreement

(h)(i)	Form of Selected Dealer Agreement

(j)	Form of Custodian Services Agreement

(k)(i)	Form of Administration Agreement

(n)	Consent of Independent Registered Public Accounting Firm

(r)	Code of Ethics

(s)	Power of Attorney

FORM N-2

MOUNT YALE OPPORTUNITY FUND, LLC
SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and the State of Minnesota, on the 16th day of September, 2004.

MOUNT YALE OPPORTUNITY FUND, LLC
By:	/s/ John L. Sabre

Name: John L. Sabre Title: President and Chairman of the Board